UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Table Trac, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Table Trac, Inc.

15612 Highway 7, Suite 331
Minnetonka, MN 55345

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2009

TO THE STOCKHOLDERS OF TABLE TRAC, INC.:

Please Take Notice that Table Trac, Inc. will hold its Annual Meeting of Stockholders at the Comfort Inn-Plymouth, 3000 Harbor Lane North (at the intersection of Minnesota Highway 55 and Interstate 494), on Tuesday, December 15, 2009 at 4:00 p.m. local time, or at any adjournment or adjournments thereof.  We are holding the meeting for the purpose of considering and taking appropriate action with respect to the following:

1.	To ratify the appointment of Moquist Thorvilson Kaufmann Kennedy & Pieper LLC (f/k/a Carver Moquist & O’Connor, LLC) as our independent registered public accounting firm for fiscal 2009;

2.	To elect five directors to our Board of Directors;

3.	To amend the Articles of Incorporation, as amended, to increase the number of shares of capital stock authorized for issuance to a total of 25,000,000;

4.	To amend the Articles of Incorporation, as amended, to vest the Board of Directors with the power and authority to designate separate classes of capital stock; and

5.	To transact any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of our common stock at the close of business on October 30, 2009 will be entitled to vote at the meeting or any adjournments thereof.  Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting.  A copy of the Annual Report for the year ended December 31, 2008 also accompanies this Notice.

You can vote your shares by completing and returning the enclosed proxy card.  In addition, most stockholders can also vote over the Internet or by telephone.  If the Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying the Proxy Statement.

By Order of the Board of Directors,

ROBERT R. SIQVELAND
Secretary

November 18, 2009

TABLE TRAC, INC.

15612 Highway 7, Suite 331
Minnetonka, MN 55345

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS
to be held on December 15, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Table Trac, Inc. (“Table Trac,” the “Company,” “we,” “our” or “us”) for use at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Comfort Inn-Plymouth, 3000 Harbor Lane North (at the intersection of Minnesota Highway 55 and Interstate 494), at 4:00 p.m. local time on Tuesday, December 15, 2009, for the purpose of considering and taking appropriate action with respect to the following:

1.	To ratify the appointment of Moquist Thorvilson Kaufmann Kennedy & Pieper LLC (f/k/a Carver Moquist & O’Connor, LLC) as our independent registered public accounting firm for fiscal 2009;

2.	To elect five directors to our Board of Directors;

3.	To amend the Articles of Incorporation, as amended, to increase the number of shares of capital stock authorized for issuance to a total of 25,000,000;

4.	To amend the Articles of Incorporation, as amended, to vest the Board of Directors with the power and authority to designate separate classes of capital stock; and

5.	To transact any other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about November 18, 2009.

Proxies and Voting Procedures

Only holders of record of our common stock at the close of business on October 30, 2009 (the “record date”) will be entitled to vote at the Annual Meeting or any adjournments thereof.  There were 4,162,234 shares of our common stock outstanding on the record date.  Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.  A quorum, consisting of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon; provided, however, that if no direction is given by a stockholder who returns a properly executed proxy, the shares will be voted as recommended by the Company’s Board of Directors.  If a stockholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business as well as shares entitled to vote on that matter.  Under Section 320 of the Nevada General Corporation Law (Chapter 78 of the Nevada Revised Statutes), the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of each proposal contained in this Proxy Statement, other than the election of directors.  For the election of directors, director-nominees are approved upon their receipt of a plurality of votes cast at the meeting.  Accordingly, an abstention on any matter (other than the election of directors) will have the same effect as a vote against that matter.  In the case of the election of directors (who are elected by a plurality of votes cast), an abstention is the equivalent of not casting a vote.  A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.  Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the Annual Meeting, but are not considered entitled to vote on that particular matter.  Consequently, non-votes generally do not have the same effect as a negative vote on the matter.

Each stockholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting, or by executing and delivering a new proxy card to our Secretary.  Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof.  A stockholder’s mere presence at the Annual Meeting does not revoke any proxy that the stockholder has previously delivered.

Please note that if you are a beneficial owner of shares registered in the name of your broker, bank, custodian, nominee or other agent (commonly referred to as holding your shares in “street name”), you will have received a voting instruction form with these proxy materials from that organization rather than from the Company.  In such a case, you should complete and mail the voting instruction form as instructed by your broker, bank, custodian, nominee or other agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, custodian, nominee or other agent.  If you hold your shares in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, custodian, nominee or other agent.  To do so, follow the instructions you received with these proxy materials, or contact your broker, bank, custodian, nominee or other agent to request a legal proxy form.  You may also request a legal proxy at www.proxyvote.com.

The Board of Directors unanimously recommends that you vote “FOR” each of the proposals set forth above.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal One)

Our Board of Directors and management are committed to the quality, integrity and transparency of the financial reports.  Independent auditors play an important part in our system of financial control.  Our Board of Directors has appointed Moquist Thorvilson Kaufmann Kennedy & Pieper LLC (f/k/a Carver Moquist & O’Connor, LLC) (“Moquist Thorvilson”) as our independent registered public accounting firm for the fiscal year ending December 31, 2009.  A representative of Moquist Thorvilson is expected to attend the Annual Meeting and will be available to make statements and respond to questions from stockholders.

If the stockholders do not ratify the appointment of Moquist Thorvilson, the Board of Directors may reconsider its selection, but is not required to do so.  Notwithstanding the proposed ratification of the appointment of Moquist Thorvilson by the stockholders, the Board of Directors may, in its discretion, direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Board of Directors determines that such a change would be in the best interests of the Company.

Fees Billed to Company by Independent Registered Public Accounting Firm

Moquist Thorvilson acted as the Company’s independent registered public accounting firm since 2004.  The following table details the fees billed to the Company by Moquist Thorvilson for professional services rendered for the fiscal years ended December 31, 2008 and 2007.

	For the Fiscal Year Ended December 31,
	2008	2007
Audit Fees	$45,996	$33,286
Audit-Related Fees	—	—
Tax Fees	$3,652	$2,365
All Other Fees	—	—
Total	$49,648	$35,651

(1)
Represents amounts related to the audit of the Company’s consolidated annual financial statements and the review of the Company’s interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)
Audit-related fees represent amounts reasonably related to the performance of the audit or review of the Company’s consolidated financial statements but are not reported under the Audit Fees category.  This category may include fees related to the performance of audits and attestation services not required by statute or regulations, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

The Board of Directors has reviewed the services provided by Moquist Thorvilson during the fiscal year ended December 31, 2008 and the amounts billed for such services.  After consideration, the Board of Directors has determined that the receipt of these fees by Moquist Thorvilson is compatible with the provision of independent audit services.  The audit committee has discussed these services and fees with Moquist Thorvilson and Company management to determine that they are appropriate under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as under guidelines of the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Board of Directors is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm.  The Board of Directors has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC.  This policy requires the review and pre-approval by the Board of Directors of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Board of Directors annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.  As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year.  The Board of Directors will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm.  All of the services provided by our independent registered public accounting firm in fiscal 2008 and 2007 were approved by the Board of Directors under its pre-approval policies.

ELECTION OF FIVE DIRECTORS

(Proposal Two)

The Board of Directors currently consists of three directors, each of whom has been nominated for re-election by the Board of Directors.  In addition, Section 2.1 of the Company’s Bylaws permit the stockholders to determine the number of directors comprising the Board of Directors from time to time.  Accordingly, the Board of Directors has nominated two additional candidates for election to the Board of Directors at the Annual Meeting.  If all nominees are elected, then the Board of Directors will consist of five directors.  Our directors are elected upon a plurality of votes cast.  If elected or re-elected, each nominee has consented to serve as a director of the Company, to hold office until the next annual meeting of stockholders, or until his successor is elected and shall have qualified.  If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by the Company’s Board of Directors.

Set forth below is information regarding the individuals nominated for election to the Board of Directors, which includes information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date of this Proxy Statement:

Name and Age of Director-Nominee	Principal Occupation, Business Experience for the Past Five Years and Directorships in Public Companies	Director Since
Chad Hoehne 47	Mr. Hoehne is the Chairman, President and founder of the Company. He has a B.S. degree in Business Administration, Finance and computer minor from Minnesota State University. Mr. Hoehne founded Table Trac, Inc. in 1994 after working nine years for a successful Minneapolis electronics manufacturer and software company.	1999

Robert Siqveland 65
Mr. Siqveland is employed by Table Trac, Inc. as Director of Marketing.  Mr. Siqveland has served as Corporate Secretary on the Company’s Board of Directors since 1999.  Prior to joining Table Trac, Mr. Siqveland was an investment advisor and venture capitalist for 25 years, providing “seed capital” and management to over 30 companies. Mr. Siqveland graduated from the University of Minnesota in 1967 with a Bachelor of Arts degree in history and participated in the ROTC program. Upon graduation, Mr. Siqveland was awarded his commission in the United States Army, achieved the rank of Captain, and commanded an Artillery Battery.
		1999

Thomas Oliveri 49
Thomas J. Oliveri is President and Chief Operating Officer of Clear Skies Solar, Inc. and has served in that capacity since April 14, 2008. Mr. Oliveri has 25 years of experience as a global executive directing and managing all aspects of business operations, strategic planning, engineering, marketing, sales, operations, accounting, HR, and IT functions with working experience in the United States, Europe, Asia, Russia, Australia, South America, and South Africa. Since 2006, Mr. Oliveri has led a corporate turnaround effort as the Head of the Equipment Flow division of Sulzer Metco, Inc., a worldwide leader in the thermal spray industry. From 1999 to 2006, Mr. Oliveri served in a variety of executive roles, eventually rising to CEO, at Global Payment Technologies, Inc., a currency validation manufacturer. From 1986 through 2000, Mr. Oliveri served in a variety of executive management positions at manufacturing companies around the world. Mr. Oliveri has a Bachelor of Science from SUNY Oswego and a Master of .Science from SUNY Stony Brook.  Mr. Oliveri has been a director at Table Trac since 2006.
		2006

Glenn Goulet 51
Mr. Goulet is a seasoned market researcher with more than 20 years strategic research experience, including early research stints at ABC News, the Republican National Committee and Market Strategies, Inc., the 19th largest market research firm in the United States.  He has served on the polling teams of two U.S. Presidents.  In 1992, Mr. Goulet conducted his first market research study for the gaming industry—a comprehensive pre-opening market study for the MGM Grand in Las Vegas.  For three years he was a member of the market research team at GTECH Corporation, the world’s leading online lottery technology provider.  Over the years he has conducted hundreds of gaming research studies, including the annual Americans Respond to Gaming Survey and The World Player, a psychographic look at gaming across several continents.  From 2000 until 2005, he served at Multimedia Games as Senior Vice President of Market Research, where he was responsible for the market research efforts of new Class II and Class III games, gaming systems and technologies.  In June 2005, Mr. Goulet founded Gaming Strategies + Insights, LLC, a market research firm focused on providing commercial and Native American casinos, gaming manufacturers and gaming technology providers with research-driven blueprints for developing revenue-generating marketing and operational strategies and continues to operate that company today.  In November 2008, Mr. Goulet joined INTRALOT, a $1.5 billion gaming technology provider with operations on five continents, where he remains today.  At INTRALOT, he serves as Corporate Director of Market Research leading the company’s research efforts in the United States and is primarily focused on the lottery and video lottery gaming markets.  He is a member of the editorial board of Casino Journal magazine, has written numerous articles on gaming and is a frequent speaker at gaming-related trade shows and conferences.
N/A

Scott E. Smith 53
Mr. Smith serves as a senior advisor to Noble Ventures Group, working with best-in-class companies to help them grow rapidly and profitably.  He was previously employed from 2002 until 2009 by F-2 Intelligence Group (“F-2”), a company engaged in providing critical insights to multinational corporations and private equity clients on a broad range of strategic issues.  From 2002 to 2004, Mr. Smith served as F-2’s Director of Corporate Accounts, where he was responsible for selling strategic consulting services primarily to Fortune 500 companies and from 2004 to 2009, he served as F-2’s Regional Director of Sales for Private Equity, where he sold market and competitive intelligence consulting services to private equity firms.  Prior to joining F-2, Mr. Smith was employed by the accounting firm Arthur Andersen for 23 years and served the last ten years as an audit partner.  Mr. Smith is a Certified Public Accountant and a Certified Management Accountant.  Since 2006, Mr. Smith has been a director for ProUroCare Medical, Inc. (PUMD.OB), a development-stage medical technology company engaged in developing innovative products for the detection and characterization of male urological prostate disease, where he also serves as Chairman of the Audit Committee.
N/A

EXECUTIVE COMPENSATION

Executive Officers

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships in Public Companies
Chad Hoehne President, Chief Executive Officer and Chief Financial Officer	47	See “Election of Directors” above.

Summary Compensation Table

The table below summarizes the total compensation paid or earned during the fiscal years ended December 31, 2008 and 2007 by (i) each individual serving as our principal executive officer during the fiscal year ended December 31, 2008; and (ii) the two other most highly compensated individuals who served as an executive officer of the Company as of December 31, 2008 and whose total compensation received from the Company during such fiscal year (other than non-qualified deferred compensation earnings, if any) exceeded $100,000 (the “named executives”).  As indicated below, only Chad Hoehne (our President, Chief Executive Officer and Chief Financial Officer) qualifies as a named executive.

Name and Principal Position	Year	Salary	All Other Compensation	Total
Chad Hoehne	2008	$330,000	$0	$330,000
President, Chief Executive Officer and Chief Financial Officer	2007	$299,755	$0	$299,755

The Company does not have any written employment agreements with any of its employees, including Mr. Hoehne.  The Company’s arrangement with Mr. Hoehne is to pay him $260,000 for his services as the Company’s President, Chief Executive Officer and Chief Financial Officer for the fiscal 2009, excluding discretionary bonuses that the Board of Directors may authorize.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options held by the named executives at December 31, 2008:

Name	Number of Securities Underlying Unexercised Options (1)	Option Exercise Price	Option Expiration Date
Chad Hoehne	157,500	$0.125	12/31/2010
President, Chief Executive Officer and Chief Financial Officer

(1)	All options reflected in the table above are currently exercisable.

Director Compensation

The Board of Directors has not established a formal compensation policy for its directors.  The directors did not receive any cash payments or common stock in recognition for services provided during 2008.  The Board of Directors has paid each of its directors $2,500 for their services as directors during 2009.  All directors are reimbursed for travel and other out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors.

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE SHARES OF CAPITAL STOCK AUTHORIZED FOR ISSUANCE

(Proposal Three)

The Company is proposing an amendment to its Articles of Incorporation, as amended, to increase in the number of shares of capital stock authorized for issuance to a total of 25,000,000.

The Company currently has 5,000,000 shares of capital stock authorized for issuance under its Articles of Incorporation, as amended.  As of November 9, 2009, there were 4,162,234 shares of common stock issued and outstanding, and another 337,500 shares of common stock reserved for issuance or issuable upon the exercise of outstanding options and warrants.  This leaves 500,266 shares of our common stock available for future issuances which provides little flexibility should the need arise for future financing or other opportunities or circumstances which may require or be appropriately addressed through the issuance of additional shares.

Accordingly, the Board of Directors has authorized and directed the Company to submit for stockholder approval a proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock to 25,000,000.  The Company does not have any current contractual commitments or arrangements to issue any additional shares of common stock (or other capital stock).  Nevertheless, our stockholders should understand that our Board of Directors is contemplating, but to date has not passed or even formally considered any resolution or other authorization, effecting a 3-for-1 forward stock split (stock dividend) in the event that sufficient shares become available upon the approval of this proposal.  The Board believes that having a greater number of shares outstanding may facilitate a more active secondary trading market for the Company’s common stock primarily by making it easier and more cost effective to purchase round lots of common shares (i.e., groups of 100 shares) and increasing the number of shares available for sale.  If the Board of Directors were to effect a 3-for-1 forward stock split (stock dividend), upon completion of such action approximately 12,486,702 shares would be outstanding.

The issuance of additional shares of common stock (or other capital stock) by the Company may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various transactions.  For example, the proposed increase in the number of authorized shares could enable the Board of Directors to issue shares of stock to render more difficult an attempt by another person or entity to obtain control of the Company.  Presently, the Board of Directors has no intention of issuing additional shares for such purposes and has no knowledge of any takeover efforts.

The full text of the proposed amendment to the Company’s Articles of Incorporation is attached to this Proxy Statement as Annex A.  The Company believes that failing to effect the amendment contemplated by this proposal could hinder future efforts to obtain financing, enter into a strategic partnership or joint venture transaction, acquire other businesses through the issuance of capital stock or attract or retain qualified management and employees.  In sum, the Board of Directors believes the proposed amendment is advisable and in the best interests of the Company.

Summary of the Amendment

The amendment will consist of a revision of the FOURTH article of the Company’s Articles of Incorporation, as amended, to amend and restate Sections 4.01 and 4.02 as follows:

4.01  Authorized Shares.  The aggregate number of capital shares which this corporation shall have the authority to issue is Twenty-Five Million (25,000,000) shares, each with a par value of $.001, and such shares shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

4.02  Consideration for Shares.  All shares of capital stock shall be issued by this corporation for cash, property or services actually performed, for no less than the par value of $.001.  All shares will, upon their issuance, be fully paid and non-assessable.

As noted above, the complete text of the form of the amendment is attached to this Proxy Statement as Annex A.

Authorized but unissued shares of common stock of the Company may be issued at such times, for such purposes, and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or the applicable listing standards of the Bulletin Board or any subsequent exchange or automated quotation system on which the Company’s securities are traded.

The authorization of additional shares called for by this proposal will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Under the our current Articles of Incorporation, stockholders do not have pre-emptive rights.  Nothing in the proposed amendment will provide any pre-emptive rights to any holders of our capital stock.  Therefore, should the Board of Directors later elect to issue additional shares of stock, existing stockholders would not have any preferential rights to purchase those shares, and the issuance could have a dilutive effect on earnings per share, book value per share and the relative voting power of then-current stockholders.

If the proposed amendment is adopted, it will become effective upon the filing of Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada.

AMENDMENT TO ARTICLES OF INCORPORATION
TO GRANT THE BOARD OF DIRECTORS WITH
BLANK CHECK PREFERRED AUTHORITY

(Proposal Four)

The Company is proposing an amendment to its Articles of Incorporation, as amended, to grant the Board of Directors with the power and authority to create and designate separate classes of capital stock.  This power is commonly referred to as “blank-check preferred” authority.

The Articles of Incorporation of the Company, as amended, do not clearly provide the Board of Directors with authority to create separate classes of capital stock, which authority is required by Nevada corporate law to be set forth in the articles of incorporation of a Nevada corporation if the board of directors of such corporation is to have the power and authority to create and designate separate classes of capital stock.  Our Board of Directors believes that vesting the Board of Directors with the clear power and authority to designate and create separate classes of capital stock is critical to the flexibility of the Company to obtain future financing when and as needed, enter into strategic partnerships or joint ventures, and acquire other businesses through the issuance of stock.  In many cases, the creation of a different class of stock is required by financiers or sellers of a business as a condition to consummating a transaction.

Our stockholders should understand that granting our Board of Directors with the power and authority to create and designate separate classes of capital stock means that the Board of Directors, without any action or subsequent approval by our stockholders, may designate and issue shares in such classes or series (including other classes or series of preferred stock) as it deems appropriate and establish the rights, preferences and privileges of such shares, including dividends, liquidation and voting rights. In this regard, the rights of holders of other classes or series of stock that may be designated and issued could be superior to the rights of holders of our common stock.  The Company does not have any current commitments or plans to designate any additional classes of capital stock.

The full text of the proposed amendment to the Company’s Articles of Incorporation is attached to this Proxy Statement as Annex B.  The Company believes that failing to effect the amendment contemplated by this proposal could hinder future efforts to obtain financing or enter into a strategic partnership or joint venture transaction.  In sum, the Board of Directors believes the proposed amendment is advisable and in the best interests of the Company.

Summary of the Amendment

The amendment will consist of a revision of the FOURTH article of the Company’s Articles of Incorporation, as amended, to add a new Section 4.03 as follows:

4.03  Designation and Issuance of Additional Classes or Series of Stock.  Shares of additional classes of capital stock (including preferred stock) may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors.  Each class or series shall be distinctly designated pursuant to an amendment to these articles of incorporation, the filing of a certificate of amendment or designation or in any other manner permitted by law.  The powers, preferences and relative, participating, optional and other rights (including voting rights and rights upon liquidation) of each such class or series of capital stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes or series of capital stock at any time outstanding.  The Board of Directors is expressly granted the power and authority to fix, by resolution(s) adopted prior to the issuance of any such shares, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any.  The Board of Directors is also expressly authorized to allow for conversion or exchange of any class or series of capital stock into or for another class or series of capital stock under terms and conditions as determined by the Board of Directors.  Unless otherwise specifically designated in resolutions of the Board of Directors, all capital stock issued by this corporation shall be common stock.

As noted above, the complete text of the form of the amendment is attached to this Proxy Statement as Annex B.

If the proposed amendment is adopted, it will become effective upon the filing of Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada.

CORPORATE GOVERNANCE MATTERS

Board of Directors

The Company’s Board of Directors is currently comprised of three directors, each of which has been nominated for re-election to the Board of Directors (see Proposal Two).  The Board has determined that Mr. Oliveri qualifies as an “independent director” as such term is defined in Rule 4200(a)(15) of the NASDAQ listing standards.

The Board of Directors held one meeting during fiscal year 2008 and took action by written consent on two occasions.  During the 2008 fiscal year, each director attended at least 75% of the meetings of the Board of Directors.  Although the Company has no formal policy regarding directors’ attendance at the Company’s annual stockholders meetings, the Company encourages such attendance by members of the Board of Directors.  All member(s) of the Board of Directors attended the Company’s 2008 annual stockholders meeting

The Board of Directors has no standing audit committee, compensation committee, nominating committee or corporate governance committee.  Instead, the entire Board of Directors discharges the duties normally undertaken by such committees.  In this regard, Messrs. Hoehne and Siqveland are not considered “independent directors” as that term is defined in Rule 4200(a)(15) of the NASDAQ listing standards.  The Board of Directors has determined that having multiple committees would not provide any substantial benefit to the Company or its stockholders given the current composition of the Board of Directors and the state of the Company’s operations.  In lieu of paying for the expenses associated with additional committees and meetings, the Board of Directors has determined that, through the present this time, it is more appropriate to use the Company’s resources for operational purposes.  Nevertheless, the Board of Directors is open to the possibility of creating committees as new directors (especially those qualifying as “independent directors,” such as the two new director-nominees proposed for election to the Board under Proposal Two) are added to the Board of Directors.  Accordingly, the Board of Directors intends to revisit the issue of committees and committee composition upon the conclusion of the Annual Meeting.

Nomination of Directors

As indicated above, the Company does not have a standing nominating committee (or other committee performing similar functions). Currently, the full Board of Directors participates in the consideration of all director-nominees.  As indicated above, only Mr. Oliveri qualifies as an “independent director.”  The full Board of Directors does not employ any charter or other form of official written policy or guidelines for the purposes of considering director-nominees.  Nevertheless, when considering director-nominees, the Board of Directors recruits and considers candidates without regard to race, color, religion, sex, ancestry, national origin or disability.  Generally, the Board of Directors will consider each candidate’s business and industry experience, his or her ability to act on behalf of stockholders, overall Board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating director-nominees.  Typically, the candidate will meet with at least a majority of the directors serving on the Board of Directors.  The Board of Directors will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters, and willingness to assume broad, fiduciary responsibility.

Our stockholders may recommend to the Board of Directors candidates to be considered for election at the Company’s annual stockholders meeting.  In order to make such a recommendation, a stockholder must submit the recommendation in writing to the Board of Directors, in care of the Company’s Secretary, at the Company’s headquarters address, at least 120 days prior to the mailing date of the previous year’s annual meeting proxy statement.  For recommendations applicable to the 2010 annual shareholder meeting, such written recommendations must be received by August    , 2010.  To enable the Board of Directors to evaluate the candidate’s qualifications, stockholder recommendations must include the following information:

•	the name and address of the nominating stockholder and the director candidate

•	a representation that the nominating stockholder is a holder of record of the Company’s capital stock entitled to vote at the current year’s annual meeting

•
a description of any arrangements or understandings between the nominating stockholder and the director candidate(s) being recommended, pursuant to which the nomination(s) are to be made by the shareholder

•	a resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to serve as a Company director

•
such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors, and

•	the consent of each nominee to serve as a director of the Company, if elected.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available on our website at http://www.tabletrac.com under the heading “Investor Relations,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Business Conduct and Ethics applicable to our directors or executive officers that would require disclosure under SEC rules. A current copy of the Code of Business Conduct and Ethics may also be obtained, without charge, upon written request directed to us at: Table Trac, Inc., 15612 Highway 7, Suite 331, Minnetonka, MN 55345.

Stockholder Communications with Directors

Our Board has established a means for stockholders and others to communicate with our Board of Directors.  If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, Mr. Chad Hoehne, in care of our Secretary at the address listed above.  If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to the independent director in care of our Secretary at the address listed above.  All stockholder communications will be forwarded to the applicable director(s).

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of November 9, 2009, by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding common stock, (ii) each director and nominee for election as a director of the Company, (iii) each executive officer of the Company included in the Summary Compensation Table, and (iv) all current executive officers and directors as a group.

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.  Unless otherwise indicated, the address of each of the following persons is 15612 Highway 7, Suite 331, Minnetonka, Minnesota 55345.

Name and Address	Shares of Common Stock Beneficially Owned (1)	Percentage of Common Stock Beneficially Owned (1)
Chad Hoehne (2)	1,138,600	27.4%
Robert R. Siqveland (3)	170,500	4.1%
Thomas Oliveri (4)	20,000	*
Executive officers and directors as a group (5)	1,329,100	31.9%
Doucet Asset Management, LLC (6)	368,177	8.8%

*	Less than one percent (1%).

(1)
Beneficial ownership is determined in accordance with SEC rules, beneficial ownership includes any shares as to which the security or stockholder has sole or shared voting power or investment power, and also any shares which the security or stockholder has the right to acquire within 60 days of the date hereof, whether through the exercise or conversion of any stock option, convertible security, warrant or other right.  The indication herein that shares are beneficially owned is not an admission on the part of the security or stockholder that he, she or it is a direct or indirect beneficial owner of those shares.

(2)	Mr. Hoehne is the Company’s President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors.

(3)	Mr. Siqveland is the Company’s corporate Secretary and a director.

(4)	Mr. Oliveri is a director of the Company.

(5)	Consists of three persons—Messrs. Hoehne, Siqveland and Oliveri.

(6)
Information is based solely on the Schedule 13D filed by Doucet Asset Management, LLC, Doucet Capital, LLC, Christopher L. Doucet and Suzette A. Doucet on October 22, 2009.  Based on such filing, the individual beneficial owners of the shares held by Doucet Asset Management, LLC are Christopher L. Doucet and Suzette A. Doucet.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of any registered class of the Company’s equity securities (in our case, our common stock), to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) that we received or are aware of with respect to transactions during fiscal 2008, we believe that the Company’s officers, directors and greater-than-ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS AND
DISCRETIONARY PROXY VOTING AUTHORITY

Any stockholder desiring to submit a proposal for action by the stockholders at the next annual stockholders’ meeting, which will be the 2010 annual meeting, must submit that proposal in writing to the Secretary of the Company at the Company’s corporate headquarters no later than July 21, 2010 to have the proposal included in the Company’s proxy statement for that meeting. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights.  The Company suggests that any such proposal be submitted by certified mail, return-receipt requested.

Rule 14a-4 promulgated under the Securities Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement.  Rule 14a-4 provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to the Company’s 2010 annual meeting, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by October 5, 2010, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation.  Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by the Company for their expenses in doing so.  Proxies are being solicited primarily by mail.  Nevertheless, officers and employees of the Company may solicit proxies personally, by telephone, by special letter, or via the Internet.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others.  If, however, other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors:

ROBERT R. SIQVELAND
Secretary

Annex A

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
TABLE TRAC, INC.

The undersigned corporation, organized under the laws of the State of Nevada, to amend its articles of incorporation, as amended, in accordance with Chapter 78 of the Nevada Revised Statutes, hereby certifies:

FIRST:   The name of the corporation is Table Trac, Inc.

SECOND:  Sections 4.01 and 4.02 of Article IV of the articles of incorporation, as amended, are hereby amended to read in their entirety as follows:

4.01  Authorized Shares.  The aggregate number of capital shares which this corporation shall have the authority to issue is Twenty-Five Million (25,000,000) shares, each with a par value of $.001, and such shares shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

4.02  Consideration for Shares.  All shares of capital stock shall be issued by this corporation for cash, property or services actually performed, for no less than the par value of $.001.  All shares will, upon their issuance, be fully paid and non-assessable.

THIRD:  The stockholders of the corporation adopted the amendment on ___________, 2009.

FOURTH:  The number of shares entitled to vote on the amendment was _________, ____% of which voted in favor of the amendment at the annual meeting of the stockholders held on ___________, 2009.

FIFTH:  The foregoing amendment to the articles of incorporation shall be effective upon the filing of this Certificate of Amendment.

IN WITNESS WHEREOF, Table Trac, Inc. has caused its duly authorized officer to execute this certificate on this ____ day of ____________.

By:
Name:
Title:

Annex B

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
TABLE TRAC, INC.

The undersigned corporation, organized under the laws of the State of Nevada, to amend its articles of incorporation, as amended, in accordance with Chapter 78 of the Nevada Revised Statutes, hereby certifies:

FIRST:   The name of the corporation is Table Trac, Inc.

SECOND:  Article IV of the articles of incorporation, as amended, is hereby amended to add a new Section 4.03 as follows:

4.03  Designation and Issuance of Additional Classes or Series of Stock.  Shares of additional classes of capital stock (including preferred stock) may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors.  Each class or series shall be distinctly designated pursuant to an amendment to these articles of incorporation, the filing of a certificate of amendment or designation or in any other manner permitted by law.  The powers, preferences and relative, participating, optional and other rights (including voting rights and rights upon liquidation) of each such class or series of capital stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes or series of capital stock at any time outstanding.  The Board of Directors is expressly granted the power and authority to fix, by resolution(s) adopted prior to the issuance of any such shares, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any.  The Board of Directors is also expressly authorized to allow for conversion or exchange of any class or series of capital stock into or for another class or series of capital stock under terms and conditions as determined by the Board of Directors.  Unless otherwise specifically designated in resolutions of the Board of Directors, all capital stock issued by this corporation shall be common stock.

THIRD:  The stockholders of the corporation adopted the amendment on ___________, 2009.

FOURTH:  The number of shares entitled to vote on the amendment was _________, ____% of which voted in favor of the amendment at the annual meeting of the stockholders held on ___________, 2009.

FIFTH:  The foregoing amendment to the articles of incorporation shall be effective upon the filing of this Certificate of Amendment.

IN WITNESS WHEREOF, Table Trac, Inc. has caused its duly authorized officer to execute this certificate on this ____ day of ____________.

By:
Name:
Title:

[ PROXY CARD ]

Table Trac, Inc.
Proxy for Annual Meeting of Stockholders

The undersigned, a stockholder of Table Trac, Inc., hereby appoints Mr. Chad Hoehne and Robert R. Siqveland, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the annual stockholders’ meeting of Table Trac, Inc. to be held at Comfort Inn-Plymouth, 3000 Harbor Lane North (at the intersection of Minnesota Highway 55 and Interstate 494), on Tuesday, December 15, 2009 at 4:00 p.m. local time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

1.
Proposal to ratify the appointment of Moquist Thorvilson Kaufmann Kennedy & Pieper LLC (f/k/a Carver Moquist & O’Connor, LLC) as the independent registered public accounting firm of the Company for fiscal 2009.

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

2.	Proposal to elect five directors to the Board of Directors.

(01) Chad Hoehne (02) Robert Siqveland (03) Thomas Oliveri (04) Glenn Goulet (05) Scott E. Smith	☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT	INSTRUCTION:To withhold authority to vote for any individual nominee(s), write the number(s) of that/those nominee(s) on the space provided below:
_______________________________ _______________________________ _______________________________ _______________________________

3.	Proposal to amend the Articles of Incorporation, as amended, to increase the number of shares of capital stock authorized for issuance to a total of 25,000,000.

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

4.	Proposal to amend the Articles of Incorporation, as amended, to vest the Board of Directors with the power and authority to designate separate classes of capital stock.

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

5.	Upon such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” proposals 1 through 4

(Continued, and TO BE COMPLETED AND SIGNED, on the reverse side)

(Continued from other side)

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR ratification of the appointment of Moquist Thorvilson Kaufmann Kennedy & Pieper LLC (f/k/a Carver Moquist & O’Connor, LLC) as independent registered public accounting firm for fiscal 2009; FOR the election of all nominees for directors; FOR the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock to 25,000,000; and FOR the amendment to the Company’s Articles of Incorporation to vest the Board of Directors with the power and authority to designate separate classes of capital stock.

Dated                 _______________________, 2009

x

x

(Stockholder must sign exactly as the name appears at left above.  When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such.  If shares are held by two or more persons as joint tenants, all must sign.)

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